Exhibit 99.2

3Q20 Financial Results Conference Call & Webcast November 5, 2020

2 Forward - Looking Statements Introduction This presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company . The inclusion of forward - looking statements should not be regarded as a representation by us that any of our plans will be achieved . Any or all of the forward - looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties . For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, including as they are impacted by COVID - 19 related disruption, are based on current information . The potential impact on operations from the COVID - 19 pandemic is inherently unknown and cannot be predicted with confidence and may cause actual results and performance to differ materially from the statements in this release, including without limitation, because of the impact on general political and economic conditions, including as a result of efforts by governmental authorities to mitigate COVID - 19 , such as travel bans, shelter in place orders and third - party business closures and resource allocations, manufacturing and supply chain disruptions and limitations on patient access to commercial or clinical product . In addition to the impact of the COVID - 19 pandemic, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation : the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective ; the potential that it may be difficult to enroll patients in our clinical trials ; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates ; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or our other product candidates if and when approved ; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues ; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products ; and the potential that we will need additional funding to complete all of our studies and manufacturing . Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results . Statements regarding corporate financial guidance and financial goals and the attainment of such goals . With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans . In addition, all forward - looking statements are subject to other risks detailed in our Annual Report on Form 10 - K for the year ended December 31 , 2019 , the Quarterly Report filed on Form 10 - Q for the quarter ended June 30 , 2020 , and the Quarterly Report filed on Form 10 - Q to be filed today . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof . All forward - looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof . In addition to financial information prepared in accordance with U . S . GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information . These adjusted financial measures are non - GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U . S . GAAP . We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non - recurring items . Other companies may define these measures in different ways . Full reconciliations of GAAP results to the comparable non - GAAP measures for the reported periods appear in the financial tables section of this presentation . When we provide our expectation for non - GAAP operating expenses on a forward - looking basis, a reconciliation of the differences between the non - GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses . The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results .

3 A leading fully integrated, global rare disease biotechnology company Introduction Gene Therapy PLATFORM Protein Engineering & Glycobiology $509.1M Cash as of 9 /30/20 Two Clinical - Stage Gene Therapies AT - GAA Phase 3 in Pompe Disease GLOBAL COMMERCIAL ORGANIZATION World Class BIOLOGICS Capabilities Robust R&D Engine Nearly 50+ Lysosomal Disorders and More Prevalent Rare Diseases 3 EMPLOYEES in 27 Countries

4 2020 Key Strategic Priorities Introduction 1 2 3 4 5 Achieve global product revenue for Galafold of $250M - $260M Complete Pompe Phase 3 PROPEL study, enroll pediatric studies and advance manufacturing to support 2021 BLA and MAA Advance clinical development, manufacturing and regulatory discussions for CLN6 and CLN3 Batten programs Progress Pompe gene therapy towards IND and disclose up to two additional IND candidates Maintain strong financial position

Galafold ® (migalastat) Global Launch… …taking a leadership role in the treatment of Fabry disease “We push ideas as far and as fast as possible” - Amicus Belief Statement

6 Galafold Snapshot (as of September 30, 2020) Galafold: Precision Medicine for Fabry Disease One of the Most Successful Rare Disease Launches 348 Amenable Variants in U.S. Label 40+ Countries with Regulatory Approvals: including U.S., EU, Japan, and other Countries Continued Expansion in 2020 $ 67.4M 3Q20 Galafold Revenue $ 250 - 260M FY20 Global Galafold Rev. Guidance Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable mutation/variant. The most commo n a dverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U .S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf . For further important safety information for Galafold, including posology and method of administration, special warnings, dru g i nteractions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu . Galafold is an orally delivered small molecule precision medicine with a unique mechanism of action for Fabry patients with amenable variants that replaces the need for intravenously delivered ERT 1,384 Amenable Mutations Included in the EU Label

Galafold: Precision Medicine for Fabry Disease

7

Galafold Quarterly Performance

Growth remains steady with Q3 revenue of $67.4M; $65.7M on a constant currency basis


Quarterly Galafold Sales
$48.8M
$55.3M
$60.5M
$62.4M
$67.4M
3Q19
4Q19
1Q20
2Q20
3Q20


Year-over-Year Sales Growth
$48.8M
+35%
+3%
$67.4M
3Q19
Operational Growth
FX Impact
3Q20
3Q19 vs 3Q20

Amicus Therapeutics

8 Galafold Growth Trajectory Galafold: Precision Medicine for Fabry Disease FY18 FY19 FY20 FY21 FY22 FY23 $91M $182M $500M+ ~$1B Projected Cumulative Revenues (2020 - 2022) $1B Annual Revenue Galafold is on track to generate $1B+ in projected cumulative revenues from 2020 - 2022 and is on an anticipated path to $500M+ in annual sales in 2023 and $1B+ annual sales at peak Peak $ 250M - $260M

AT - GAA: Next Potential Standard of Care for Pompe Disease “We encourage and embrace constant innovation” - Amicus Belief Statement

10 AT - GAA: Foundation in Protein Engineering AT - GAA for Pompe Disease Amicus scientists created a uniquely glycosylated and highly phosphorylated ERT (AT - GAA) that significantly enhances targeting to key muscles affected

11 Amicus POM - 002 Natural History Study Data from the Amicus POM - 002 chart review study in patients treated long - term with alglucosidase alfa is consistent with the medical literature and further supports PROPEL design assumptions Note: The blue solid curve is the estimated trendline obtained using a Loess regression with the smooth parameter at 0.8. Time (in months) on the X - axis was calculated from the actual assessment dates relative to the first dose of ERT. POM - 002: Longitudinal 6MWD van der Ploeg 2017: Longitudinal 6MWD Note: Data were integrated from 68 patients from two sequential clinical studies (Late - Onset Treatment Study [LOTS; NCT00158600] and LOTS Extension [NCT00455195]2) and the Pompe Registry; Ans T. van der Ploeg et al. Poster presented at the 13th Annual WORLD Symposium™ 2017, February 13 – 17, 2017, San Diego, CA, USA AT - GAA for Pompe Disease 0 20 40 60 80 100 120 140 Month 0 20 40 60 80 100 120 % P r e d i c t e d 6 M W D 0 20 40 60 80 100 120 140 Month 0 20 40 60 80 100 120 % P r e d i c t e d 6 M W D n=70 N=70 N=22 6MWT % Predicted 6MWT % Predicted Time from first infusion, months Time from first infusion, months 11

12 AT - GAA: Key Takeaways AT - GAA for Pompe Disease AT - GAA for Pompe Advances Toward Approval as “Crown Jewel” of Amicus Portfolio • PROPEL study timelines are on track with data expected 1Q2021 – To date, 97%+ of the 3,100+ planned infusions and assessments for the ongoing PROPEL study have been completed on schedule • Breakthrough Therapy Designation and the Promising Innovative Medicine designation highlight unmet need in Pompe disease • U.S. FDA grants rolling BLA submission and on - track to initiate in 4Q2020 • Expanded Access Program for infantile - onset Pompe patients underway • Process performance qualification (PPQ) runs with our partners at WuXi have been successfully completed for the drug substance and drug product • Peak revenue potential of $1B - $2B, with exclusivity well into 2030s

“We have a duty to obsolete our own technologies” - Amicus Belief Statement Next Generation Gene Therapy Platform

Next Generation Gene Therapy Platform
14

A RARE PORTFOLIO


DISCOVERY
PRECLINICAL
PHASE 1/2
PHASE 3
REGULATORY
COMMERCIAL
Fabry Franchise
Galafold®(migalastat) Monotherapy ODD
Fabry Gene Therapy
PENN
Pompe Franchise
AT-GAA (Novel ERT + Chaperone) ODD
Pompe Gene Therapy
PENN
Batten Franchise – Gene Therapies
CLN6 Batten Disease ODD RPD PRIME
NCH
CLN3 Batten Disease ODD RPD
NCH
CLN1 Batten Disease
NCH
Next Generation Research Programs and CNS Gene Therapies
CDKL5 Deficiency Disorder GTx / ERT
PENN
Others
NCH / PENN
MPS Franchise
Mepsevii™ (vestronidase alfa) (Japan Only)*
Next Generation MPSIIIA
PENN
MPSIIIB
PENN
LEGEND
ODD - Orphan Drug Designation
RPD - Rare Pediatric Disease Designation
PRIME – Priority Medicines Designation

*Exclusive license from Ultragenyx for Japanese rights to Mepsevii™, investigator-sponsored trial in Japan underway

Amicus Therapeutics

15 Interim Clinical Data for CLN6 Batten Disease Gene Therapy The Hamburg Motor & Language (HML) Score, an assessment of ambulation and speech, shows a meaningful effect in slowing disease progression at 24 months Next Generation Gene Therapy Platform Proportion of Patients with a Change in the HML Aggregate Score at Month 24 a,b Time to Unreversed 2 - point Decline in the HML Aggregate Score Difference in risk of unreversed 2 - point decline: −50% (95% CI, −77.5%, −3.6%) Exact p - value =0.0335 M+L, motor and language. NH, natural history. a The efficacy analysis included all patients with 24 - month HML data (8 of 13 treated patients in the study). b 24 - month HML data are available for 16 of 17 patients in the natural history cohort derived from a retrospective CLN6 natural history study conducted by Emily de los Reyes, MD (ClinicalTrials.gov Identifier: NCT03285425) . Data cutoff March 13, 2020. 0 20 40 60 80 100 >=1 0 -1 <=-2 Proportion of patients, % Change from baseline in HML score Treated Subjects Natural History Subjects 12.5% 12.5% 6 2.5% 37 .5% 50% 25% 0% 0% 8 7 7 16 13 10 8 5 4 1 0 12 Treated Subjects NH Subjects Months 0 4 8 12 16 20 24 28 32 36 40 Hazard ratio: 0.160 ( 95% CI, 0.021 – 1.238) Log - rank p - value=0.0354 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 Probability of no decline in HML score Treated Subjects NH Subjects

16 Next Generation Gene Therapy Platform Team of 200+ scientists bringing expertise and experience in: Protein Engineering & Glycobiology Expertise Clinical and Regulatory Expertise Global Commercial Infrastructure Vectors, Tropisms, Capsids Safety Dosing, Immunology Manufacturing, Scalability Combines Amicus and Penn Expertise Across Lysosomal and Rare Diseases Next - Generation Gene Therapy Platform An R&D platform with rights to 50+ diseases

17 Fabry Gene Therapy IND Candidate AAV with engineered GLA transgene demonstrated significantly better GL - 3 reduction than AAV with wild - type GLA. Full set of preclinical data to be presented at a conference in early 2021 Next Generation Gene Therapy Platform GLA Engineered for Stability Activity at Neutral pH of Circulation (pH 7.4) KO Mouse GTx: Kidney GL - 3 (% Tubules) Engineered dimer interface GLA#1 GLA#2 0 1 2 3 4 5 6 7 0 50 100 150 200 Time (days) R e l a t i v e A c t i v i t y ( % ) hGLA nat hGLA eng/stabilized W i l d - t y p e V e h i c l e A A V . h G L A n a t - L D A A V . h G L A n a t - M D A A V . h G L A n a t - H D A A V . h G L A e n g - L D A A V . h G L A e n g - M D A A V . h G L A e n g - H D 0 5 10 15 20 25 % t u b e s w i t h s t o r a g e * * * * ▪ Engineered transgene for improved stability ▪ Proprietary AAV capsid ▪ Ubiquitous promoter IND Candidate: Approach

18 Gene Therapy: Updates & Key Takeaways • CLN6 Phase 1/2 interim data show positive impact with potential to become first - ever approved gene therapy for fatal brain disease in children • Manufacturing on track to initiate next clinical studies in CLN6 and CLN3 in 2021 using material from planned commercial process • Orphan drug designations granted in U.S. and EU for intrathecal AAV gene therapies for CLN6 and CLN3 Batten disease; CLN6 granted PRIME designation by EMA; CLN3 granted Fast Track designation by U.S. FDA • Preclinical studies ongoing for gene therapies in Pompe, Fabry, CDD, MPS IIIA, MPS IIIB and CLN1 • Penn collaboration is R&D engine, with rights to 50+ diseases Next Generation Gene Therapy Platform Portfolio of Gene Therapy Programs and Technologies Provides Foundation for Future

“We are business led and science driven” - Amicus Belief Statement Financial Summary

20 3Q20 Select Financial Results Financial Summary Sept. 30, 2020 (in thousands, except per share data) Sept. 30, 2019 Product Revenue 67,437 48,768 Cost of Goods Sold 8,399 5,596 R&D Expense 70,419 58,892 SG&A Expense 37,850 39,680 Changes in Fair Value of Contingent Consideration 1,034 789 Depreciation and Amortization 2,496 1,116 Loss from Operations (52,761) (57,305) Loss on Extinguishment of Debt (7,276) - Income Tax (Expense) Benefit (727) 251 Net Loss (64,011) (61,809) Net Loss Per Share (0.25) (0.24) 3Q20 revenue of $67.4M from global Galafold sales

21 Financial Outlook: Key Takeaways • Proceeds from July debt facility places Amicus firmly on a path to self - sustainability – Achieved through continued careful expense management, prioritization of early - stage research programs, and measured capital expenditures • Current cash position of $509.1M as of September 30 th • Company fully funded through major milestones in portfolio and continued global growth • Cumulative Galafold projected revenue of $1B+ in 2020 - 2022 offsets significant majority of company spend/investments • Reaffirming full - year Galafold revenue guidance of $250M to $260M and non - GAAP operating expense guidance of $410M to $420M Financial Summary

Closing Remarks “We are business led and science driven” - Amicus Belief Statement

Thank You “Our passion for making a difference unites us” - Amicus Belief Statement

Appendix

25 Reconciliation Appendix